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                                                                    Exhibit 23.1


                          CONSENT OF ERNST & YOUNG LLP


                            INDEPENDENT ACCOUNTANTS

We consent to the use of our report dated February 25, 2000, with respect to the finacial statements of Jaws Technologies, Inc., in the Company's Annual Report (Form 10-K) dated March 23, 2000.




Calgary, Canada                                           /s/Ernst & Young LLP
March 23, 2000                                            Chartered Accountants